UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 29, 2004

Ciena Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-21969	23-2725311

(Commission File Number)	(IRS Employer Identification No.)

1201 Winterson Road, Linthicum, MD	21090

(Address of Principal Executive Offices)	(Zip Code)

(410) 865-8500

(Registrant’s Telephone Number, Including Area Code)

CIENA Corporation

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 — AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

     On October 29, 2004, registrant amended its Certificate of Incorporation to change its name from “CIENA Corporation” to “Ciena Corporation”, effective as of October 29, 2004. Such amendment was undertaken in connection with registrant’s merger into itself of two wholly owned subsidiaries. Pursuant to Section 253(b) of the Delaware General Corporation Law, no stockholder vote was required or obtained.

ITEM 9.01 — FINANANCIAL STATEMENTS AND EXHIBITS

(c)	The following exhibit is being filed herewith:

Exhibit Number	Description of Document

Exhibit 3.1	Certificate of Ownership and Merger filed with the Secretary of State of the State of Delaware on October 29, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIENA CORPORATION

Date: October 29, 2004	By: /S/ Russell B. Stevenson, Jr.

Russell B. Stevenson, Jr.
Senior Vice President, General Counsel and
Secretary